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                                                                    EXHIBIT 99.4


                          NOTICE OF GUARANTEED DELIVERY
                                 WITH RESPECT TO

                              EXPRESS SCRIPTS, INC.

                                OFFER TO EXCHANGE

                      9 5/8% SERIES B SENIOR NOTES DUE 2009
                       FOR ANY AND ALL OF THE OUTSTANDING
                      9 5/8% SERIES A SENIOR NOTES DUE 2009


                  This form must be used by a holder of the 9 5/8% Series A Senior Notes due 2009, guaranteed by the Guarantors (the "Outstanding Notes") of Express Scripts, Inc. (the "Issuer") who wishes to tender Outstanding Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus dated
[      ], 1999 (the "Prospectus") and in Instruction 2 to the Letter of
Transmittal. Any holder who wishes to tender Outstanding Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

         To: Bankers Trust Company, Exchange Agent

By Overnight Mail or Courier:    By Hand:                            By Mail:
BT Services Tennessee, Inc.      Bankers Trust Company               BT Services Tennessee, Inc.
Corporate Trust & Agency Group   Corporate Trust and Agency Group    Reorganization Unit
Reorganization Unit              Attn: Reorganization Department     P.O. Box 292737
648 Grassmere Park Road          Receipt & Delivery Window           Nashville, TN 37229-2737
Nashville, TN 37211              123 Washington Street, 1st Floor
                                 New York, NY 10006

                                 By Facsimile Transmission:
                                 (615) 835-3701

                                 Confirm by Telephone:
                                 (615) 835-3572

                                 Information:
                                 (800) 735-7777

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the principal amount of Outstanding Notes listed below:
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                                                                               2

                 CERTIFICATE NUMBER(S) (IF KNOWN)                           PRINCIPAL AMOUNT                   PRINCIPAL AMOUNT
                       OF OUTSTANDING NOTES                                   REPRESENTED                          TENDERED
______________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________


[ ]  The Depositary Trust Company
     (check if Outstanding Notes will be tendered by book-entry transfer)


Account Number: ________________________________________________________________

                                    SIGN HERE

Name of Holder:_________________________________________________________________

Signature(s):___________________________________________________________________

Name(s) (please print):_________________________________________________________

Address:________________________________________________________________________

Telephone Number : _____________________________________________________________

Date: __________________________________________________________________________
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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


          The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, on the third business day following the Expiration Date.


                         SIGN HERE

Name of firm:______________________________________________

Authorized Signature:______________________________________

Name (please print): ______________________________________

Address:___________________________________________________

        ___________________________________________________

Telephone Number:__________________________________________

Date: _____________________________________________________



DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY


          1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

           2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signature(s) must correspond with the name(s) written on the face of the Outstanding Notes without alteration, enlargement, or any change whatsoever.
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          If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appear(s) on the Outstanding Notes.

          If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

          3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.